Exhibit 99.2

Quarter Ended June 30, 2011

CORESITE

Table of Contents

Overview:

Earnings Release 1
Company Profile 5
Summary of Financial Data 6

Financial Statements:

Consolidated Balance Sheets 7
Consolidated Statements of Operations 8
Reconciliations of Net Loss to FFO, AFFO and EBITDA 9
Consolidated Statements of Cash Flows 10

Operating Portfolio:

Operating Properties 11
Leasing Statistics 12
Geographic Diversification and 10 Largest Customers 14

Development Summary and Capital Expenditures 15

Capital Structure:

Market Capitalization and Debt Summary 16
Interest Summary and Debt Covenants 17

Appendix 18

Quarter Ended June 30, 2011

CORESITE REPORTS SECOND QUARTER 2011 RESULTS AND INCREASES 2011 GUIDANCE / OUTLOOK

DENVER, CO – August 4, 2011 – CoreSite Realty Corporation (NYSE: COR), a national provider of powerful, network-rich data centers, today announced financial results for the second quarter 2011.

Highlights:

- Reported funds from operations ("FFO") of $0.30 per diluted share and unit
- Reported revenue of $42.5 million, an increase of $2.5 million, or 6.3%, over the prior quarter
- Executed gross leasing of 117,000 net rentable square feet ("NRSF"), including 31,000 NRSF of new and expansion data center leases representing $4.7 million of annualized GAAP rent
- Achieved a 71.8% rent-retention ratio and a 35.3% cash rent growth on renewals
- In July completed the first tranche of data center space at 2972 Stender, a 50,400 NRSF data center in Santa Clara, California
- Increases its 2011 FFO per diluted share and unit guidance to $1.10 to $1.16

"In the second quarter, CoreSite delivered another quarter of solid leasing results, demonstrating the strength of our portfolio. As we lease-up our available space and complete renewals on in-place leases, we continue to realize the strong value inherent in our assets and our operating platform. We also continue to invest in redevelopment and development of our properties. We are pleased to announce the opening of 2972 Stender in late July and the continued progress of our redevelopment projects in Northern Virginia, Boston and Los Angeles," commented Thomas Ray, CoreSite's President and Chief Executive Officer.

Financial Results

The Company reported FFO of $13.8 million, or $0.30 per diluted share and unit, for the three months ended June 30, 2011. These results include a gain of $0.9 million related to the early discounted repayment on a portion of the loans on the 427 S. LaSalle property, and a $0.7 million expense related to the costs of pursuing a potential acquisition, which the Company is no longer pursuing.

Total operating revenue for the three months ended June 30, 2011, was approximately $42.5 million, a 6.3% increase on a sequential-quarter basis. The Company reported a net loss for the three months ended June 30, 2011, of $3.6 million and a net loss attributable to common shares of $1.5 million, or $0.08 per diluted share.

A reconciliation of GAAP net loss to funds from operations can be found in the Company's supplemental financial presentation available on its website at www.CoreSite.com.

Overview	Financial Statements	Operating Portfolio	Development and Capital Expenditures	Capital Structure	Appendix	1

Quarter Ended June 30, 2011

CORESITE

Operations and Leasing Activity

The Company executed leases for 117,142 NRSF of gross leasing activity during the period, including new and expansion leases for 31,464 NRSF of data center space and 44,156 NRSF of office and light industrial space. The data center leases were signed at a weighted average GAAP rate of $148 per NRSF with a weighted average lease term of 3.3 years. The office and light industrial leases were signed at a GAAP rental rate of $13 per NRSF.

During the second quarter, data center lease commencements totaled 23,401 NRSF at a weighted average GAAP rental rate of $135 per NRSF. Data center occupancy increased to 84.1% based on commenced leases at June 30, 2011. As of June 30, 2011, the Company had executed and not yet commenced data center leases for 40,690 NRSF of space, which upon full commencement is forecasted to contribute an additional $7.1 million in annualized rent and drive occupancy in the operating data center portfolio at June 30, 2011, to 87.1%.

Renewal leases totaling 41,523 NRSF commenced in the second quarter at a weighted average GAAP rental rate of $136 per NRSF. The Company achieved 35.3% rent growth on a cash basis and a rent-retention ratio of 71.8%.

Development and Redevelopment Activity

As of June 30, 2011, the Company owned land and buildings sufficient to increase its operating data center space by 996,058 NRSF, or 90.4%, through the development or redevelopment of (1) 192,738 NRSF of data center space currently under construction, (2) 304,519 NRSF of vacant space currently available for redevelopment, (3) 102,951 NRSF of currently operating data center space targeted for upgrade to more robust specifications through future redevelopment, and (4) 395,850 NRSF of new data center space that can be developed on land that the Company currently owns at its Coronado-Stender business park.

The total estimated cost to complete the 192,738 NRSF of data center space and the 2,345 NRSF of office space under construction at June 30, 2011 is $132.1 million, of which $131.9 million relates to the data center space. Approximately $58.0 million has been incurred through June 30, 2011, including investments of $42.3 million in its 2972 Stender Way project and $12.9 million in its 12100 Sunrise Valley Drive project.

Balance Sheet and Liquidity

As of June 30, 2011, the Company had $110.6 million of total long-term debt equal to 12.8% of the undepreciated book value of total assets and equal to 1.8x annualized adjusted EBITDA for the quarter ended June 30, 2011.

Overview | Financial Statements | Operating Portfolio | Development and Capital Expenditures | Capital Structure | Appendix | 2

On April 29, 2011, the Company repaid the $10.0 million mezzanine loan on the 427 S. LaSalle property which was scheduled to mature on March 9, 2012, at a discount of $0.5 million, or at the equivalent of 95% of par value. On June 3, 2011, the Company repaid the $5.0 million subordinate loan on the 427 S. LaSalle property which was scheduled to mature on March 9, 2012 at a discount of $0.4 million, or at the equivalent of 92% of par value. The Company recognized a net gain of $0.9 million on these transactions. At quarter end, the Company had $31.3 million of cash available on its balance sheet and $101.1 million of available capacity under its revolving credit facility. Dividend On June 17, 2011, the Company's Board of Directors declared a dividend of $0.13 per share of common stock and common stock equivalents for the second quarter of 2011. The dividend was paid on July 15, 2011 to stockholders of record as of June 30, 2011.2011 Outlook The Company increased its full year FFO per diluted share and unit guidance to a range of $1.10 to $1.16 compared to its prior range of $1.04 to $1.12 based on performance year-to-date and its outlook for the remainder of 2011. This outlook is predicated on current economic conditions, internal assumptions about its customer base, and the supply and demand dynamics of the markets in which it operates. Further, the Company's guidance does not include the impact of any potential acquisitions or capital markets transactions. In addition, the Company's estimate of net loss attributable to common shares is ($0.39) to ($0.45) per diluted share with the difference between FFO and net loss being real estate depreciation and amortization. Conference Call Details The Company will host a conference call August 4, at 12:00 p.m. (Eastern Time) to discuss its financial results, current business trends and market conditions. The call can be accessed live over the phone by dialing (877) 407-9039 for domestic callers and (201) 689-8470 for international callers. A replay will be available shortly after the call and can be accessed by dialing (877) 870-5176 for domestic callers, or for international callers, (858) 384-5517. The passcode for the replay is 376168. The replay will be available until August 11, 2011. Interested parties may also listen to a simultaneous webcast of the conference call by logging on to the Company's website at www.CoreSite.com and clicking on the "Investors" tab. The on- line replay will be available for a limited time beginning immediately following the call. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 3 Appendix

About CoreSite CoreSite Realty Corporation (NYSE: COR) delivers powerful, network-rich data centers that optimize, secure and interconnect the mission-critical IT assets of the world's top organizations. 700+ customers, including Global 1000 enterprises, cloud providers, financial firms, and government agencies, choose CoreSite for reliability, service and expertise in delivering customized, flexible data center solutions. CoreSite offers private data centers and suites, cage- to-cabinet colocation, and interconnection services, such as Any2, CoreSite's Internet exchange. The Company's portfolio comprises more than two million square feet, including space held for redevelopment and development, and provides access to more than 200 network service providers via 11 data centers in seven key U.S. economic centers. Obtain more information at www.CoreSite.com. CoreSite Investor Relations Contact+1 303.222.7276 InvestorRelations@CoreSite.com CoreSite Media ContactMark Jobson+1 303.405.1004Mark.Jobson@CoreSite.com Forward Looking StatementsThis earnings release and accompanying supplemental information may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward- looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. These risks include, without limitation: the geographic concentration of the Company's data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; fluctuations in interest rates and increased operating costs; difficulties in identifying properties to acquire and completing acquisitions; significant industry competition; the Company's failure to obtain necessary outside financing; the Company's failure to qualify or maintain our status as a REIT; financial market fluctuations; changes in real estate and zoning laws and increases in real property tax rates; and other factors affecting the real estate industry generally. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the Company's annual report on Form 10-K for the year ended December 31, 2010, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 4 Appendix

Company Profile The company's real estate portfolio comprises more than two million square feet, including space held for redevelopment and development, and provides access to over 200 network service providers. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 5 Appendix

Summary of Financial Data (in thousands, except share, per share and NRSF data) Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 6 Appendix

Consolidated Balance Sheets (in thousands, except share and per share data) Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 7 Appendix Overview

Consolidated Statements of Operations (in thousands, except share and per share data) Operating Portfolio Development and Capital Expenditures Capital Structure 8 Appendix Overview Financial Statements

Reconciliations of Net Loss to FFO, AFFO and EBITDA (in thousands, except share and per share data) Reconciliation of net loss to FFO: Reconciliation of FFO to AFFO: Reconciliation of net loss to EBITDA and adjusted EBITDA: Operating Portfolio Development and Capital Expenditures Capital Structure 9 Appendix Overview Financial Statements

Consolidated Statements of Cash Flows (in thousands) Operating Portfolio Development and Capital Expenditures Capital Structure 10 Appendix Overview Financial Statements

Operating Properties (in thousands, except NRSF data) Financial Statements Development and Capital Expenditures Capital Structure 11 Appendix Operating Portfolio Overview

Leasing Statistics Data Center Leasing Activity Lease Expirations (total operating properties) Financial Statements Development and Capital Expenditures Capital Structure 12 Appendix Operating Portfolio Overview

Leasing Statistics Lease Distribution (total operating properties) Data Center NRSF Signed But Not Yet Commenced Rollforward Financial Statements Development and Capital Expenditures Capital Structure 13 Appendix Operating Portfolio Overview

Geographic Diversification and 10 Largest Customers Geographic Diversification 10 Largest Customers (in thousands, except NRSF data) Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 14 Appendix Overview

Development Summary and Capital Expenditures (in thousands, except NRSF data) Development Summary as of June 30, 2011 Capital Expenditures Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 15 Appendix Overview

Market Capitalization and Debt Summary Debt Summary(1) Debt Maturities(1)(2) (in thousands, except per share data) Market Capitalization Financial Statements Operating Portfolio Development and Capital Expenditures 16 Appendix Overview Capital Structure

Interest Summary and Debt Covenants Debt Covenants (in thousands)) Interest Expense Components Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 17 Appendix Overview

Quarter Ended June 30, 2011

Appendix

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

Definitions

Funds From Operations "FFO" – is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.

We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity, an alternative to net income, cash provided by operating activities or any other performance measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" – is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Plus: Amortization of deferred financing costs
2. Plus: Non-cash compensation
3. Plus: Non-real estate depreciation
4. Plus: Below market debt amortization
5. Less: Straight line rents adjustments
6. Less: Above and below market leases
7. Less: Maintenance capital investment
8. Less: Tenant improvement capital investment
9. Less: Capitalized leasing commissions

Overview	Financial Statements	Operating Portfolio	Development and Capital Expenditures	Capital Structure	Appendix	18

Appendix AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely reported measure by other REITs, however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA - EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding our non-cash compensation expense and transaction costs to EBITDA as well as adjusting for the impact of gains or losses on early extinguishment of debt. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utilization as a cash flow measurement is limited. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 19 Appendix